UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  MAY 23, 2007
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)


            DELAWARE                    000-51290                52-1841431
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  (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)             File Number)           Identification No.)


       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                     10591
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  (Address of principal executive offices)                       (Zip Code)


                                 (914) 606-3500
              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS, CHANGE IN FISCAL YEAR.
ITEM 8.01   OTHER EVENTS.

        On Wednesday, May 23, 2007, EpiCept Corporation (the "Company") held an Annual Meeting of the Stockholders. Represented at the meeting, either in person or by proxy, were 16,981,117 shares of Common Stock of the Company, out of a total of 32,401,252 shares of Common Stock entitled to vote at the meeting, or greater than 50%, constituting a quorum.

        The Stockholders approved a resolution to amend the Company's 2005 Equity Incentive Plan to increase the number of shares of Common Stock available for award under the plan from 4,000,000 to 7,000,000 and allow the issuance of restricted stock units. This amendment will be effective as of May 23, 2007.

      The Stockholders also adopted a resolution to ratify the Audit Committee's selection of Deloitte & Touche LLP as the Corporation's Independent Registered Public Accounting Firm for the year ending December 31, 2007.

      The Stockholders reelected, by a plurality of the votes cast, Gerhard Waldheim and John F. Bedard to the Board of Directors of the Company. They will serve until the Annual Meeting of Stockholders in 2010 and until their successors are elected and qualify.

      Stockholders also authorized an amendment to the Company's Certificate of Incorporation, effective May 23, 2007, to increase the number of authorized shares of capital stock of the Company from 55,000,000 to 80,000,000.

      A copy of the 2005 Equity Incentive Plan, as amended, is attached hereto as Exhibit 10.1 and is incorporated in this Item 1.01 by reference.

      A copy of the Second Amended and Restated Certificate of Incorporation relating to the foregoing is attached hereto as Exhibit 3.1 and is incorporated in these Items 5.03 and 8.01 by reference.

      A copy of statements at the 2007 Annual Stockholders Meeting by the Chairman of the Board and President and Chief Executive Officer of EpiCept Corporation are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated in this Item 8.01 by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            (c) Exhibits

            3.1   Second Amended and Restated Certificate of Incorporation
            10.1  2005 Equity Incentive Plan
            99.1 Statement by the Chairman of the Board of EpiCept Corporation at the 2007 Annual Meeting of the Stockholders
            99.2 Statement by the President and Chief Executive Officer of EpiCept Corporation at the 2007 Annual Meeting of the Stockholders





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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EPICEPT CORPORATION


                                                  /s/  Robert W. Cook
                                                --------------------------------
                                                Name:  Robert W. Cook
                                                Title: Chief Financial Officer


Date:  May 23, 2007






















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                                  EXHIBIT INDEX

EXHIBIT                              DESCRIPTION
-------                              -----------

  3.1       Second Amended and Restated Certificate of Incorporation

  10.1      2005 Equity Incentive Plan

  99.1 Statement by the Chairman of the Board of EpiCept Corporation at the 2007 Annual Meeting of the Stockholders

  99.2 Statement by the President and Chief Executive Officer of EpiCept Corporation at the 2007 Annual Meeting of the Stockholders






















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